AMENDED AND RESTATED FEE AND EXPENSE AGREEMENT

THIS AMENDED AND RESTATED AGREEMENT is made as of June 1, 2018, and amended as of October 3, 2008 and May 20, 2015, among Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust, for itself and on behalf of its series listed from time to time in Schedule A and B attached hereto (individually referred to as the “Fund” or collectively referred to as the “Funds”), Wells Fargo Master Trust (“Master Trust”), a Delaware statutory trust, and Wells Fargo Funds Management, LLC (“Funds Management” or the “Adviser”), a limited liability company organized under the laws of the State of Delaware.

WHEREAS, each of the Trust and Master Trust is an open-end investment company registered under the Investment Company Act of 1940; and

WHEREAS, Funds Management serves as investment adviser and/or administrator to each of the Funds pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) and/or an administration agreement (the “Administration Agreement”);

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.       Limitation on Total Operating Expense Ratios. The Adviser hereby agrees to waive any advisory fees payable to it under the Investment Advisory Agreement, waive any administration fees payable to it under the Administration Agreement, and/or reimburse other expenses of the Funds or a class to the extent necessary to maintain a total operating expense ratio for each class of each Fund that does not exceed its capped operating expense ratio (each, a “Capped Operating Expense Ratio”) as set forth from time to time in Schedule A attached hereto (each, a “Commitment”). The operating expenses that may not exceed the Capped Operating Expense Ratio do not include expenses that are not included in calculating a fund’s operating expense ratio as reflected in its audited financial highlights (such as brokerage commissions, stamp duty fees, interest, taxes or acquired fund fees and expense), prime broker fees, dividend and interest expense on securities sold short and do not include Extraordinary Expenses. Extraordinary Expenses shall include other expenses as are determined by a vote of the majority of the Trustees to be Extraordinary Expenses for this purpose.

2.       Application of the Commitments to Tiered Funds. A Fund that invests in shares of a money market Fund need not attribute the money market Fund’s fees to the investing Fund’s operating expenses. A non-WealthBuilder Fund that invests in shares of a Wells Fargo Master Trust portfolio or in shares of a non-money market Fund shall attribute the portfolio’s or non-money market Fund’s fees to the investing Fund’s operating expenses. A Dynamic Target Date Fund that invests in securities of any registered investment company other than a money market Fund shall attribute the registered investment company’s fees to the investing Fund’s operating expenses. A WealthBuilder Fund that invests in shares of a Wells Fargo Master Trust Portfolio or in shares of a non-money market Fund need not attribute the portfolio’s or non-money market Fund’s fees to the investing Fund’s operating expenses. Except as expressly provided in this Section 2, a Fund that invests in securities of any registered investment company need not attribute the fees of such other registered investment company to the investing Fund’s operating expenses.

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3.       Duration of the Commitments.

(a)	Initial Waiver. The parties agree that Funds Management will maintain the Capped Operating Expense Ratios until the expiration/renewal date specified in Schedule A (the “Expiration/Renewal Date”).
(b)	Automatic Renewal of the Commitments. The parties agree that each Commitment will renew automatically for a period of one year from each anniversary of the Expiration/Renewal Date unless, prior to such anniversary date: (i) Funds Management provides notice to the Board to the effect that it has elected not to renew a Commitment for a full year with respect to one or more specified Funds or classes; (ii) Funds Management provides notice to the Board to the effect that it has elected to reduce a listed Capped Operating Expense Ratio with respect to one or more specified Funds or classes; and/or (iii) the Board approves an increase to the listed Capped Operating Expense Ratio with respect to one or more specified Funds or classes. The notice referred to in subparagraphs (i) and (ii), above, or in subparagraph (i) of Subsection 3(c), may take the form of presentation materials delivered to the Board at or before a meeting of the Board, a presentation to the Board at a meeting that is reflected in the minutes of such meeting, or written notice delivered to the Board.
(c)	Funds Management’s Obligations Following Non-Renewal of a Commitment. Following any non-renewal of a Commitment with respect to one or more specified Funds or classes pursuant to Subsection 3(b), Funds Management will nevertheless maintain the listed Capped Operating Expense Ratio of the Fund or class until such time as: (i) Funds Management provides notice to the Board that it is reinstating the Commitment with respect to the Fund or class at the same or a reduced Capped Operating Expense Ratio, in which case the provisions of Subsection 3(b) shall govern thereafter; (ii) the Board approves an increase in the listed Capped Operating Expense Ratio, in which case the provisions of Subsection 3(d) shall govern; or (iii) the Board approves the elimination of any obligation to maintain a specified ratio.
(d)	Board Approval of an Increase in a Capped Operating Expense Ratio. If the Board approves an increase in the listed Capped Operating Expense Ratio of a Fund or class, Funds Management’s Commitment to maintain the higher Capped Operating Expenses Ratio will be governed by the renewal and non-renewal provisions of Subsection 3(b).
(e)	Funds Management’s Ability to Reduce a Capped Operating Expense Ratio or Extend the Term of a Commitment. Notwithstanding any other provision of this Agreement, Funds Management may reduce the Capped Operating Expense Ratio of a Fund or a class, or extend the term of the Commitment to maintain the Capped Operating Expense Ratio of a Fund or a class, without prior approval of
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the Board. Funds Management shall inform the Board of any action taken under this Subsection no later than the next regularly scheduled Board meeting. Unless Funds Management informs the Board that the reduced Capped Operating Expense Ratio will be governed by the renewal and non-renewal provisions of Subsection 3(b), the Capped Operating Expense Ratio of the Fund or class will revert to the Capped Operating Expense Ratio previously in effect at the next Expiration/Renewal Date.

4.       Modification; Amendment. No modification or amendment to this Agreement shall be binding unless in writing and executed by Funds Management, the Trust and, if affected thereby, Wells Fargo Master Trust. Notwithstanding the foregoing, the parties hereby agree that the Schedules may be amended or supplemented by having Funds Management, the Trust and, if affected thereby, Wells Fargo Master Trust execute updated Schedules, without having such action constitute a modification or amendment to this Agreement. Among other matters, the parties intend that: (a) Schedule A shall be updated to reflect any additional Funds or classes that are established from time to time by the Trust and as to which a Capped Operating Expense Ratio is established; (b) Schedule A shall be updated to reflect any increases to Capped Operating Expense Ratios that have been approved by the Board or any reductions in Capped Operating Expense Ratios that have been implemented pursuant to the notice provisions of Subsections 3(b) or 3(c), or any reductions implemented by Funds Management pursuant to Subsection 3(e); (c) Schedule A shall be updated to reflect any term extensions implemented by Funds Management pursuant to Section 3(e); and (d) Schedule A shall designate any Funds or classes as to which a Commitment has not been renewed until (i) a Commitment is reinstated pursuant to Subsection 3(c) or 3(d), or (ii) the Board approves the elimination of any obligation to maintain a specified ratio, at which time such Fund or class shall be moved to Schedule B.

5.       Entire Agreement. This Amended and Restated Agreement constitutes the entire agreement of the parties with respect to its subject matter. Each provision herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement. In addition, each provision herein shall be treated as separate and independent with respect to each Fund.

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IN WITNESS WHEREOF, the parties have duly executed this Amended and Restated Agreement as of June 1, 2018.

WELLS FARGO FUNDS TRUST, for itself and on behalf of its series listed from time to time on the Schedules attached hereto
By
Andrew Owen
President

WELLS FARGO MASTER TRUST
By
Andrew Owen
President

WELLS FARGO FUNDS MANAGEMENT, LLC
By
Paul Haast
Senior Vice President
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SCHEDULE A

FEE AND EXPENSE AGREEMENT

WELLS FARGO FUNDS TRUST

(Capped Operating Expense Ratios)

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Absolute Return Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.71% 1.46% 0.96% 0.28% 0.57% 0.33%	August 31, 2021 August 31, 2021 August 31, 2021 August 31, 2021 August 31, 2021 August 31, 2021
Adjustable Rate Government Fund Class A Class C Administrator Class Institutional Class	0.74% 1.49% 0.60% 0.46%	December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021
Alternative Risk Premia Fund Class R6 Institutional Class	0.62% 0.72%	October 31, 2021 October 31, 2021
Asset Allocation Fund Class A Class C Class R Administrator Class Institutional Class	1.13% 1.88% 1.38% 0.95% 0.80%	August 31, 2021 August 31, 2021 August 31, 2021 August 31, 2021 August 31, 2021
C&B Large Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.08% 1.83% 0.65% 1.00% 0.75%	September 30, 2021 September 30, 2021 September 30, 2021 September 30, 2021 September 30, 2021
C&B Mid Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.25% 2.00% 0.80% 1.15% 0.90%	January 31, 2022 January 31, 2022 January 31, 2022 January 31, 2022 January 31, 2022
California Limited-Term Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.80% 1.55% 0.60% 0.50%	October 31, 2021 October 31, 2021 October 31, 2021 October 31, 2021
California Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.75% 1.50% 0.55% 0.48%	October 31, 2021 October 31, 2021 October 31, 2021 October 31, 2021
A-1

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Classic Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.11% 1.86% 1.36% 0.65% 0.95% 0.70%	November 30, 2021 November 30, 2021 November 30, 2021 November 30, 2021 November 30, 2021 November 30, 2021
Common Stock Fund Class A Class C Class R6 Administrator Class Institutional Class	1.26% 2.01% 0.83% 1.10% 0.85%	January 31, 2022 January 31, 2022 January 31, 2022 January 31, 2022 January 31, 2022
Conservative Income Fund Class A2 Institutional Class	0.50% 0.25%	December 31, 2021 December 31, 2021
Core Bond Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class	0.78% 1.53% 1.03% 0.52% 0.37% 0.70% 0.42%	September 30, 2021 September 30, 2021 September 30, 2021 September 30, 2021 September 30, 2021 September 30, 2021 September 30, 2021
Core Plus Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.73% 1.48% 0.35% 0.62% 0.40%	December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021
Disciplined Small Cap Fund Class A Class R6 Administrator Class Institutional Class	0.93% 0.50% 0.85% 0.60%	July 31, 2021 July 31, 2021 July 31, 2021 July 31, 2021
Disciplined U.S. Core Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.87% 1.62% 1.12% 0.43% 0.74% 0.48%	November 30, 2021 November 30, 2021 November 30, 2021 November 30, 2021 November 30, 2021 November 30, 2021
Discovery Fund Class A Class C Class R6 Administrator Class Institutional Class	1.22% 1.97% 0.79% 1.14% 0.89%	January 31, 2022 January 31, 2022 January 31, 2022 January 31, 2022 January 31, 2022
A-2

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Diversified Capital Builder Fund Class A Class C Administrator Class Institutional Class	1.13% 1.88% 1.05% 0.78%	January 31, 2022 January 31, 2022 January 31, 2022 January 31, 2022
Diversified Equity Fund[1] Class A Class C Administrator Class	1.25% 2.00% 1.00%	September 30, 2021 September 30, 2021 September 30, 2021
Diversified Income Builder Fund Class A Class C Class R6 Administrator Class Institutional Class	0.85% 1.60% 0.42% 0.77% 0.52%	January 31, 2022 January 31, 2022 January 31, 2022 January 31, 2022 January 31, 2022
Dynamic Target Today Fund[2] Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2021 September 30, 2021 September 30, 2021 September 30, 2021
Dynamic Target 2015 Fund[2] Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2021 September 30, 2021 September 30, 2021 September 30, 2021
Dynamic Target 2020 Fund[2] Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2021 September 30, 2021 September 30, 2021 September 30, 2021
Dynamic Target 2025 Fund[2] Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2021 September 30, 2021 September 30, 2021 September 30, 2021
Dynamic Target 2030 Fund[2] Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2021 September 30, 2021 September 30, 2021 September 30, 2021

[1]	On May 18, 2021, the Board of Trustees of Wells Fargo Funds Trust approved the reorganization of the Diversified Equity Fund into the Spectrum Aggressive Growth Fund, effective on or about September 17, 2021.
[2]	On June 1, 2021, the Board of Trustees of Wells Fargo Funds Trust approved the addition of the Administrator Class to each Dynamic Target Fund with a net operating expense ratio (NOER) of 0.49%, effective upon the closing of the reorganizations of the Target Funds into the Dynamic Target Funds, on or about October 15, 2021. In addition, the Board was notified of a 0.08% NOER reduction to Class A, C, R4 and R6 to each Dynamic Target Fund. The NOER reductions for all classes will have an expiration date of June 30, 2023 and will become effective upon the closing of the reorganizations of the Target Funds into the Dynamic Target Funds, on or about October 15, 2021.
A-3

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Dynamic Target 2035 Fund[2] Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2021 September 30, 2021 September 30, 2021 September 30, 2021
Dynamic Target 2040 Fund[2] Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2021 September 30, 2021 September 30, 2021 September 30, 2021
Dynamic Target 2045 Fund[2] Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2021 September 30, 2021 September 30, 2021 September 30, 2021
Dynamic Target 2050 Fund[2] Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2021 September 30, 2021 September 30, 2021 September 30, 2021
Dynamic Target 2055 Fund[2] Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2021 September 30, 2021 September 30, 2021 September 30, 2021
Dynamic Target 2060 Fund[2] Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2021 September 30, 2021 September 30, 2021 September 30, 2021
Emerging Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.28% 2.03% 0.85% 1.20% 0.90%	September 30, 2021 September 30, 2021 September 30, 2021 September 30, 2021 September 30, 2021
Emerging Markets Equity Fund[3] Class A Class C Class R6 Administrator Class Institutional Class	1.55% 2.30% 1.13% 1.42% 1.17%	February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022

[3]	On May 18, 2021, the Board of Trustees of Wells Fargo Funds Trust were notified of net operating expense ratio reductions to each share class of the Emerging Markets Equity Fund. Effective July 1, 2021, the net operating expense ratios will be: Class A 1.44%, Class C 2.19%, Class R6 1.01%, Administrator Class 1.36%, Institutional Class 1.11%, each with an expiration date of February 28, 2023.
A-4

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Emerging Markets Equity Income Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.55% 2.30% 1.80% 1.17% 1.45% 1.22%	February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022
Endeavor Select Fund Class A Class C Class R6 Administrator Class Institutional Class	1.03% 1.78% 0.60% 0.94% 0.70%	November 30, 2021 November 30, 2021 November 30, 2021 November 30, 2021 November 30, 2021
Enterprise Fund Class A Class C Class R6 Administrator Class Institutional Class	1.18% 1.93% 0.80% 1.10% 0.85%	January 31, 2022 January 31, 2022 January 31, 2022 January 31, 2022 January 31, 2022
Fundamental Small Cap Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.23% 1.98% 0.80% 1.15% 0.90%	July 31, 2021 July 31, 2021 July 31, 2021 July 31, 2021 July 31, 2021
Global Investment Grade Credit Fund Class R6 Institutional Class	0.45% 0.50%	March 31, 2022 March 31, 2022
Global Small Cap Fund Class A Class C Administrator Class Institutional Class	1.55% 2.30% 1.40% 1.15%	February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022
Government Money Market Fund Class A Administrator Class Institutional Class Select Class Service Class Sweep Class	0.60% 0.34% 0.20% 0.14% 0.50% 0.50%	May 31, 2022 May 31, 2022 May 31, 2022 May 31, 2022 May 31, 2022 May 31, 2022
Government Securities Fund Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.64% 0.48%	December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021
Growth Balanced Fund Class A Class C Administrator Class	1.13% 1.88% 0.95%	September 30, 2021 September 30, 2021 September 30, 2021
A-5

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.16% 1.91% 0.70% 0.96% 0.75%	November 30, 2021 November 30, 2021 November 30, 2021 November 30, 2021 November 30, 2021
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.33% 0.20% 0.13% 0.43%	May 31, 2022 May 31, 2022 May 31, 2022 May 31, 2022
High Yield Bond Fund Class A Class C Administrator Class Institutional Class	0.93% 1.68% 0.80% 0.53%	December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021
High Yield Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.80% 1.55% 0.50% 0.70% 0.55%	October 31, 2021 October 31, 2021 October 31, 2021 October 31, 2021 October 31, 2021
Income Plus Fund Class A Class C Administrator Class Institutional Class	0.90% 1.65% 0.75% 0.60%	January 31, 2022 January 31, 2022 January 31, 2022 January 31, 2022
Index Asset Allocation Fund Class A Class C Administrator Class Institutional Class	1.08% 1.83% 0.90% 0.75%	January 31, 2022 January 31, 2022 January 31, 2022 January 31, 2022
Index Fund Class A Class C Administrator Class	0.45% 1.20% 0.25%	September 30, 2021 September 30, 2021 September 30, 2021
Intermediate Tax/AMT-Free Fund Class A Class C Class R6 Administrator Class Institutional Class	0.70% 1.45% 0.40% 0.60% 0.45%	October 31, 2021 October 31, 2021 October 31, 2021 October 31, 2021 October 31, 2021
International Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	1.03% 1.78% 0.65% 0.85% 0.70%	January 31, 2022 January 31, 2022 January 31, 2022 January 31, 2022 January 31, 2022
A-6

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
International Equity Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.14% 1.89% 1.39% 0.79% 1.14% 0.84%	February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022
Large Cap Core Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.08% 1.83% 1.33% 0.65% 0.97% 0.67%	November 30, 2021 November 30, 2021 November 30, 2021 November 30, 2021 November 30, 2021 November 30, 2021
Large Cap Growth Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class	1.07% 1.82% 1.32% 0.80% 0.65% 0.95% 0.75%	November 30, 2021 November 30, 2021 November 30, 2021 November 30, 2021 November 30, 2021 November 30, 2021 November 30, 2021
Large Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.83% 1.58% 0.40% 0.75% 0.50%	November 30, 2021 November 30, 2021 November 30, 2021 November 30, 2021 November 30, 2021
Low Volatility U.S. Equity Fund Class A Class C Class R6 Administrator Class Institutional Class	0.73% 1.48% 0.30% 0.65% 0.40%	November 30, 2021 November 30, 2021 November 30, 2021 November 30, 2021 November 30, 2021
Minnesota Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.60% 0.52%	October 31, 2021 October 31, 2021 October 31, 2021 October 31, 2021
Moderate Balanced Fund Class A Class C Administrator Class Institutional Class	1.15% 1.90% 0.90% 0.80%	September 30, 2021 September 30, 2021 September 30, 2021 September 30, 2021
Money Market Fund Class A Class C Premier Class Service Class	0.60% 1.35% 0.20% 0.50%	May 31, 2022 May 31, 2022 May 31, 2022 May 31, 2022
A-7

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.75% 1.50% 0.40% 0.60% 0.45%	October 31, 2021 October 31, 2021 October 31, 2021 October 31, 2021 October 31, 2021
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.30% 0.20% 0.45%	May 31, 2022 May 31, 2022 May 31, 2022
Municipal Sustainability Fund Class A Class C Class R6 Administrator Class Institutional Class	0.75% 1.50% 0.40% 0.60% 0.45%	October 31, 2021 October 31, 2021 October 31, 2021 October 31, 2021 October 31, 2021
National Tax-Free Money Market Fund Class A Administrator Class Premier Class Service Class	0.60% 0.30% 0.20% 0.45%	May 31, 2022 May 31, 2022 May 31, 2022 May 31, 2022
Omega Growth Fund[4] Class A Class C Class R Administrator Class Institutional Class	1.30% 2.05% 1.55% 1.10% 0.85%	November 30, 2021 November 30, 2021 November 30, 2021 November 30, 2021 November 30, 2021
Opportunity Fund Class A Class C Class R6 Administrator Class Institutional Class	1.18% 1.93% 0.72% 1.00% 0.75%	January 31, 2022 January 31, 2022 January 31, 2022 January 31, 2022 January 31, 2022
Pennsylvania Tax-Free Fund Class A Class C Institutional Class	0.74% 1.49% 0.49%	October 31, 2021 October 31, 2021 October 31, 2021
Precious Metals Fund Class A Class C Administrator Class Institutional Class	1.09% 1.84% 0.95% 0.79%	July 31, 2021 July 31, 2021 July 31, 2021 July 31, 2021

[4]	On May 18, 2021, the Board of Trustees of Wells Fargo Funds Trust were notified of net operating expense ratio reductions to each share class of the Omega Growth Fund. Effective December 1, 2021, the net operating expense ratios will be: Class A 1.26%, Class C 2.01%, Class R 1.51%, each with an expiration date of November 30, 2022.
A-8

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Premier Large Company Growth Fund Class A Class C Class R4 Class R6 Administrator Class Institutional Class	1.11% 1.86% 0.80% 0.65% 1.00% 0.70%	November 30, 2021 November 30, 2021 November 30, 2021 November 30, 2021 November 30, 2021 November 30, 2021
Real Return Fund Class A Class C Class R6 Administrator Class Institutional Class	0.78% 1.53% 0.40% 0.60% 0.45%	September 30, 2021 September 30, 2021 September 30, 2021 September 30, 2021 September 30, 2021
Short Duration Government Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.78% 1.53% 0.37% 0.60% 0.42%	December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021
Short-Term Bond Plus Fund Class A Class C Class R6 Institutional Class	0.72% 1.47% 0.40% 0.45%	December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021
Short-Term High Yield Bond Fund Class A Class C Administrator Class Institutional Class	0.81% 1.56% 0.65% 0.50%	December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021
Short-Term Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.63% 1.38% 0.35% 0.60% 0.40%	October 31, 2021 October 31, 2021 October 31, 2021 October 31, 2021 October 31, 2021
Small Cap Fund Class A Class C Class R6 Administrator Class Institutional Class	1.23% 1.98% 0.80% 1.15% 0.90%	July 31, 2021 July 31, 2021 July 31, 2021 July 31, 2021 July 31, 2021
Small Company Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.29% 2.04% 0.86% 1.19% 0.94%	September 30, 2021 September 30, 2021 September 30, 2021 September 30, 2021 September 30, 2021
A-9

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Small Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.15% 1.90% 0.75% 1.05% 0.85%	September 30, 2021 September 30, 2021 September 30, 2021 September 30, 2021 September 30, 2021
Specialized Technology Fund Class A Class C Administrator Class Institutional Class	1.35% 2.10% 1.28% 1.03%	July 31, 2021 July 31, 2021 July 31, 2021 July 31, 2021
Special International Small Cap Fund Class R6 Institutional Class	0.95% 1.05%	June 30, 2021 June 30, 2021
Special Mid Cap Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.16% 1.91% 1.41% 0.73% 1.08% 0.83%	January 31, 2022 January 31, 2022 January 31, 2022 January 31, 2022 January 31, 2022 January 31, 2022
Special Small Cap Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.31% 2.06% 1.56% 0.89% 1.20% 0.94%	July 31, 2021 July 31, 2021 July 31, 2021 July 31, 2021 July 31, 2021 July 31, 2021
Spectrum Aggressive Growth Fund Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2021 September 30, 2021 September 30, 2021
Spectrum Conservative Growth Fund Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2021 September 30, 2021 September 30, 2021
Spectrum Growth Fund Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2021 September 30, 2021 September 30, 2021
Spectrum Income Allocation Fund Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2021 September 30, 2021 September 30, 2021
Spectrum Moderate Growth Fund Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2021 September 30, 2021 September 30, 2021
A-10

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Strategic Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.81% 1.56% 0.43% 0.68% 0.48%	October 31, 2021 October 31, 2021 October 31, 2021 October 31, 2021 October 31, 2021
Target Today Fund[5] Class A Class C Class R Class R4 Class R6 Administrator Class	0.60% 1.35% 0.85% 0.29% 0.14% 0.49%	June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021
Target 2010 Fund[6] Class A Class C Class R Class R4 Class R6 Administrator Class	0.60% 1.35% 0.85% 0.29% 0.14% 0.49%	June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021
Target 2015 Fund[7] Class A Class R Class R4 Class R6 Administrator Class	0.60% 0.85% 0.29% 0.14% 0.49%	June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021
Target 2020 Fund[8] Class A Class C Class R Class R4 Class R6 Administrator Class	0.60% 1.35% 0.85% 0.29% 0.14% 0.49%	June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021

[5]	On June 1, 2021, the Board of Trustees approved the reorganization of the Target Today Fund into the Dynamic Target Today Fund. Pending shareholder approval, the reorganization is expected to occur on or about October 15, 2021.
[6]	On June 1, 2021, the Board of Trustees approved the reorganization of the Target 2010 Fund into the Dynamic Target Today Fund. Pending shareholder approval, the reorganization is expected to occur on or about October 15, 2021.
[7]	On June 1, 2021, the Board of Trustees approved the reorganization of the Target 2015 Fund into the Dynamic Target 2015 Fund. Pending shareholder approval, the reorganization is expected to occur on or about October 15, 2021.
[8]	On June 1, 2021, the Board of Trustees approved the reorganization of the Target 2020 Fund into the Dynamic Target 2020 Fund. Pending shareholder approval, the reorganization is expected to occur on or about October 15, 2021.
A-11

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Target 2025 Fund[9] Class A Class R Class R4 Class R6 Administrator Class	0.60% 0.85% 0.29% 0.14% 0.49%	June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021
Target 2030 Fund[10] Class A Class C Class R Class R4 Class R6 Administrator Class	0.60% 1.35% 0.85% 0.29% 0.14% 0.49%	June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021
Target 2035 Fund[11] Class A Class R Class R4 Class R6 Administrator Class	0.60% 0.85% 0.29% 0.14% 0.49%	June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021
Target 2040 Fund[12] Class A Class C Class R Class R4 Class R6 Administrator Class	0.60% 1.35% 0.85% 0.29% 0.14% 0.49%	June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021
Target 2045 Fund[13] Class A Class R Class R4 Class R6 Administrator Class	0.60% 0.85% 0.29% 0.14% 0.49%	June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021

[9]	On June 1, 2021, the Board of Trustees approved the reorganization of the Target 2025 Fund into the Dynamic Target 2025 Fund. Pending shareholder approval, the reorganization is expected to occur on or about October 15, 2021.
[10]	On June 1, 2021, the Board of Trustees approved the reorganization of the Target 2030 Fund into the Dynamic Target 2030 Fund. Pending shareholder approval, the reorganization is expected to occur on or about October 15, 2021.
[11]	On June 1, 2021, the Board of Trustees approved the reorganization of the Target 2035 Fund into the Dynamic Target 2035 Fund. Pending shareholder approval, the reorganization is expected to occur on or about October 15, 2021.
[12]	On June 1, 2021, the Board of Trustees approved the reorganization of the Target 2040 Fund into the Dynamic Target 2040 Fund. Pending shareholder approval, the reorganization is expected to occur on or about October 15, 2021.
[13]	On June 1, 2021, the Board of Trustees approved the reorganization of the Target 2045 Fund into the Dynamic Target 2045 Fund. Pending shareholder approval, the reorganization is expected to occur on or about October 15, 2021.
A-12

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Target 2050 Fund[14] Class A Class C Class R Class R4 Class R6 Administrator Class	0.60% 1.35% 0.85% 0.29% 0.14% 0.49%	June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021
Target 2055 Fund[15] Class A Class R Class R4 Class R6 Administrator Class	0.60% 0.85% 0.29% 0.14% 0.49%	June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021
Target 2060 Fund[16] Class A Class C Class R Class R4 Class R6 Administrator Class	0.60% 1.35% 0.85% 0.29% 0.14% 0.49%	June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Select Class Service Class	0.60% 0.34% 0.20% 0.14% 0.45%	May 31, 2022 May 31, 2022 May 31, 2022 May 31, 2022 May 31, 2022
Ultra Short-Term Income Fund Class A Class A2 Class C Administrator Class Institutional Class	0.50% 0.50% 1.25% 0.50% 0.25%	December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021
Ultra Short-Term Municipal Income Fund Class A Class A2 Class C Class R6 Administrator Class Institutional Class	0.50% 0.50% 1.25% 0.20% 0.50% 0.25%	October 31, 2021 October 31, 2021 October 31, 2021 October 31, 2021 October 31, 2021 October 31, 2021

[14]	On June 1, 2021, the Board of Trustees approved the reorganization of the Target 2050 Fund into the Dynamic Target 2050 Fund. Pending shareholder approval, the reorganization is expected to occur on or about October 15, 2021.
[15]	On June 1, 2021, the Board of Trustees approved the reorganization of the Target 2055 Fund into the Dynamic Target 2055 Fund. Pending shareholder approval, the reorganization is expected to occur on or about October 15, 2021.
[16]	On June 1, 2021, the Board of Trustees approved the reorganization of the Target 2060 Fund into the Dynamic Target 2060 Fund. Pending shareholder approval, the reorganization is expected to occur on or about October 15, 2021.
A-13

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Utility and Telecommunications Fund Class A Class C Administrator Class Institutional Class	1.05% 1.80% 0.92% 0.72%	July 31, 2021 July 31, 2021 July 31, 2021 July 31, 2021
Wisconsin Tax-Free Fund Class A Class C Institutional Class	0.70% 1.45% 0.52%	October 31, 2021 October 31, 2021 October 31, 2021
100% Treasury Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.60% 0.30% 0.20% 0.50% 0.50%	May 31, 2022 May 31, 2022 May 31, 2022 May 31, 2022 May 31, 2022

Schedule A amended: June 1, 2021

A-14

The foregoing schedule of capped operating expense ratios is agreed to as of June 1, 2021 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST
By:
Catherine Kennedy
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC
By:
Paul Haast
Senior Vice President
A-15

As of May 18, 2004

Amended and Restated Fee and Expense Agreement

Schedule B

WELLS FARGO FUNDS TRUST

Not Subject to Capped Operating Expense Ratios

Name of Fund/Class	Date of Removal from Schedule A